MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Iron Horse Fund

Class A: IRHAX Class C: IRHCX Institutional Class: IRHIX

January 11, 2017

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund (the “Fund”), each dated January 11, 2017.

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The Rational Iron Horse Fund is a newly organized fund that has been created for the purposes of acquiring the assets and liabilities of the Iron Horse Fund, a series of the Northern Lights Fund Trust. It is anticipated that, at a shareholder meeting to be held on February 10, 2017, the shareholders of the Iron Horse Fund will be asked to approve a proposed plan of reorganization (the “Plan”) whereby the assets and liabilities of the Iron Horse Fund will be acquired by the Rational Iron Horse Fund in exchange for Class A and Class I shares of the Rational Iron Horse Fund.

If the reorganization is approved by the Iron Horse Fund’s shareholders, for purposes of the reorganization, the Iron Horse Fund will be considered the accounting survivor of the reorganization, and accordingly, certain performance information, financial highlights and other information relating to the Iron Horse Fund have been included in the attached prospectus and presented as if the reorganization has been consummated. However, as of the date of this Supplement, the reorganization has not yet been approved by shareholders and has not occurred. The Rational Iron Horse Fund will commence operations on the date that the reorganization is effected in accordance with the plan of reorganization, which is anticipated to be in February 10, 2017.

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You should read this Supplement in conjunction with the Fund’s current Prospectus, and Statement of Additional Information, each dated January 11, 2017 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.